Item 1. Report to Shareholders

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graph Omitted]

INFLATION PROTECTED BOND FUND
--------------------------------------------------------------------------------
As of 5/31/04

Inflation Protected Bond Fund   $11,254

Lehman Brothers U.S. Treasury U.S. TIPS Index   $11,403


                                           Lehman Brothers            Inflation
                                                 Bond Fund            Protected
                                             U.S. Treasury                 Bond
                                           U.S. TIPS Index                 Fund


10/31/02                                         $  10,000            $  10,000

5/03                                                11,097               11,040

5/04                                                11,403               11,254


Average Annual Compound Total Return
--------------------------------------------------------------------------------
                                                                          Since
                                                                      Inception
Periods Ended 5/31/04                                1 Year            10/31/02
--------------------------------------------------------------------------------

Inflation Protected Bond Fund                          1.94%               7.75%

Lehman Brothers U.S. Treasury
U.S. TIPS Index                                        2.76                8.65

Lehman Brothers Global Real
U.S. TIPS Index                                        2.76                8.65

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Dear Shareholder,

Your fund returned 1.94% during the one-year period ending May 31, 2004. As shown in the table on the previous page, the fund lagged its new Lehman Brothers benchmark, the Lehman Brothers U.S. Treasury U.S. TIPS Index, which returned 2.76%. This is partly attributable to the small positions in conventional fixed-rate Treasuries and mortgage-backed securities held in the fund, which did not perform as well as inflation-indexed Treasury securities.

We have replaced the Lehman Brothers Global Real U.S. TIPS Index because the new benchmark is more widely used and more frequently updated by Lehman Brothers. The Lehman Brothers Global Real U.S. TIPS Index, whose composition is virtually identical to that of our new benchmark, also returned 2.76% in the 12-month period ended May 31, 2004.

[Graph Omitted]

Interest Rate Levels
--------------------------------------------------------------------------------

                                30-Year             10-Year              5-Year
                               Treasury            Treasury            Treasury
                                   Bond                Note                Note

5/31/03                            4.38%               3.37%               2.29%
                                   4.56                3.51                2.41
                                   5.36                4.41                3.22

8/03                               5.22                4.46                3.46
                                   4.88                3.94                2.83
                                   5.13                4.29                3.24

11/03                              5.13                4.33                3.35
                                   5.07                4.25                3.25
                                   4.96                4.13                3.14

2/04                               4.84                3.97                2.94
                                   4.77                3.84                2.78
                                   5.28                4.51                3.62

5/31/04                            5.35                4.65                3.79


As you know, the fund seeks to provide inflation protection and income by investing at least 80% of its net assets in inflation-protected debt securities. The emphasis is on bonds issued by the U.S. Treasury (e.g., Treasury inflation-protected securities, or TIPS), but similar bonds issued by U.S. government agencies and corporations may also be purchased. Although the fund may invest in bonds of varying maturities, the fund's dollar weighted average maturity is expected to be between five and 15 years.


[Graph Omitted]

Real Rates on TIPS
--------------------------------------------------------------------------------

                                30-Year             10-Year              5-Year
                                   TIPS                TIPS                TIPS

5/31/03                            2.28%               1.55%               0.67%
                                   2.43                1.77                0.87
                                   2.87                2.31                1.42

8/03                               2.76                2.20                1.23
                                   2.51                1.82                0.71
                                   2.45                1.81                0.91

11/03                              2.43                1.93                1.11
                                   2.32                1.84                0.93
                                   2.21                1.67                0.72

2/04                               2.03                1.37                0.27
                                   1.95                1.45                0.45
                                   2.53                2.08                1.19

5/04                               2.38                1.97                1.15

Source: Bloomberg

Portfolio Characteristics
--------------------------------------------------------------------------------

Period Ended                                   5/31/03             5/31/04
--------------------------------------------------------------------------------

Price Per Share                        $         10.91     $         10.83

Capital Gain Distribution Per Share

  Short-Term                                      0.02                0.13

  Long-Term                                       --                  --

30-Day Standardized

Yield to Maturity                                 1.27%               1.44%

Weighted Average Maturity(years)                  12.4                10.4

Weighted Average Effective
Duration (years)*                                  5.8                 5.5

Modified Duration (years)**                        9.4                 8.1

Weighted Average Quality ***                       AAA                 AAA


     * Please note that we have changed our method of calculating the fund's effective duration, on which the fund's managers rely to monitor interest rate risk. Previously, our calculation included theoretical adjustments to modified duration based on an assumption that, over time, real interest rates change at roughly half the rate of the general level of interest rates, while changes to inflation expectations contribute to the other half. (Using our previous methodology, the fund's weighted average effective duration would have been 4.1 years as of 5/31/04 and 4.7 years as of 5/31/03.) While we believe this relationship remains valid over time, we have recently modified our calculation of effective duration to reflect the actual experience of the relationship between the changes in real rates and the general level of interest rates based on recent time periods. We believe this change provides shareholders with a better measure of the fund's current interest rate risk.

     ** This measure provides a more accurate estimate of the fund's price sensitivity based solely on changes in real interest rates.

     ***  Based on T. Rowe Price Research.

     Note: Yield will vary and is not guaranteed.

The Real Rates on TIPS graph on the previous page shows the increase of inflation-adjusted interest rates offered by TIPS over the last year. As the consumer price index, a broad measure of inflation, increased, the market values of TIPS were adjusted higher, which contributed to the fund's performance.

As shown in the Portfolio Characteristics table, the fund's weighted average maturity decreased from 12.4 years to 10.4 years during its fiscal year, while its 30-day standardized yield to maturity rose from 1.27% to 1.44%. The fund's weighted average quality was very high because we focus primarily on Treasuries, which offer the highest credit quality.

We thank you for your continued support.

Respectfully submitted,



James S. Riepe
Chairman

June 16, 2004

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------
Certified Annual Report

Financial Highlights        For a share outstanding throughout each period
--------------------------------------------------------------------------


                                                  Year            10/31/02
                                                 Ended             Through
                                               5/31/04             5/31/03

NET ASSET VALUE

Beginning of period                         $    10.91          $    10.00

Investment activities

  Net investment income (loss)                    0.29*               0.23*

  Net realized and unrealized
  gain (loss)                                    (0.08)               0.80

  Total from investment activities                0.21                1.03

Distributions

  Net investment income                          (0.16)              (0.10)

  Net realized gain                              (0.13)              (0.02)

  Total distributions                            (0.29)              (0.12)

NET ASSET VALUE

End of period                               $    10.83          $    10.91
                                            ------------------------------------

Ratios/Supplemental Data

Total return^                                     1.94%*             10.40%*

Ratio of total expenses to
average net assets                                0.50%*              0.50%*!

Ratio of net investment
income (loss) to average
net assets                                        3.33%*              5.46%*!

Portfolio turnover rate                           26.9%               35.6%!

Net assets, end of period
(in thousands)                               $   55,504          $   24,425

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/06.

!    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Inflation Protected Bond Fund
-----------------------------------------------------------------------------
Certified Annual Report                                          May 31, 2004

Portfolio of Investments (1)                 $ Par/Shares               Value
-----------------------------------------------------------------------------
(Amounts in 000s)

U.S. GOVERNMENT & AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 92.4%

U.S. Government Agency Obligations +/- 1.3%

Federal National Mortgage Assn.,
VR, 2.833%, 2/17/09                                   750                 745

                                                                          745
U.S. Treasury Obligations 91.1%

U.S. Treasury Inflation-Indexed Bonds

  3.375%, 4/15/32                                   2,111               2,577

  3.875%, 4/15/29                                   7,249               9,257

U.S. Treasury Inflation-Indexed Notes

  1.875%, 7/15/13                                   6,707               6,673

  2.00%, 1/15/14                                    8,315               8,328

  3.00%, 7/15/12                                    4,132               4,492

  3.50%, 1/15/11                                    3,230               3,604

  3.625%, 1/15/08                                   5,903               6,490

  3.875%, 1/15/09                                   4,273               4,790

  4.25%, 1/15/10                                    2,389               2,752

U.S. Treasury Notes

  1.875%, 11/30/05                                  1,000                 995

  2.25%, 2/15/07 ^                                    600                 590

                                                                       50,548

Total U.S. Government & Agency Obligations
(excluding Mortgage-Backed) (Cost $51,009)                             51,293


U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED
SECURITIES 1.3%

U.S. Government Obligations 1.3%

Government National Mortgage Assn.,
4.50%,5/15 - 12/15/18                                 756                 743

Total U.S. Government & Agency
Mortgage-Backed Securities (Cost $771)                                    743


CORPORATE BONDS AND NOTES   0.3%

Finance and Credit   0.3%

SLM Corporation, VR, 3.05%, 4/1/09                    150                 147

Total Corporate Bonds
and Notes (Cost $150)                                                     147

OPTIONS WRITTEN   0.0%

Options Written   0.0%

U. S. Treasury Bonds Futures,
5 Contracts, Call, 6/25/04 @ $104 *                    (5)                (10)

Total Options Written (Cost $(5))                                         (10)

Money Market Funds   5.7%

T. Rowe Price Government Reserve
Investment Fund, 0.98% #                            3,192               3,192

Total Money Market Funds (Cost $3,192)                                  3,192

Total Investments in Securities

99.7% of Net Assets (Cost $55,117)                                 $   55,365
                                                                   ----------

Forward Currency Exchange Contracts

Amounts in (000s)

                                                                     Unrealized
Counterparty       Settlement   Receive           Deliver           Gain (Loss)
---------------    ----------   ---------------   ---------------   -----------
CS First Boston    7/12/04      EUR         300   USD         362   $        5

CS First Boston    7/12/04      USD         381   EUR         300           15

Net unrealized gain (loss) on open
forward currency exchange contracts                                 $       20
                                                                    ----------



(1)   Denominated in U.S. dollar unless otherwise noted

  #   Seven-day yield

  *   Non-income producing

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

  ^ All or a portion of this security is pledged to cover written call options at May 31, 2004

EUR   Euro

USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report                                            May 31, 2004

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value (cost $55,117)                   $   55,365

Other assets                                                                681

Total assets                                                             56,046

Liabilities

Total liabilities                                                           542

NET ASSETS                                                           $   55,504
                                                                     ----------


Net Assets Consist of:

Undistributed net investment income (loss)                           $       (5)

Undistributed net realized gain (loss)                                      545

Net unrealized gain (loss)                                                  268

Paid-in-capital applicable to 5,127,246 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                      $   54,696

NET ASSETS                                                           $   55,504
                                                                     ----------


NET ASSET VALUE PER SHARE                                            $    10.83
                                                                     ----------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                          Ended
                                                                        5/31/04

Investment Income (Loss)

Income

  Interest                                                           $    1,369

  Dividend                                                                    1

  Total income                                                            1,370

Expenses

  Investment management                                                     131

  Custody and accounting                                                    113

  Shareholder servicing                                                      67

  Registration                                                               58

  Legal and audit                                                            15

  Prospectus and shareholder reports                                         11

  Directors                                                                   5

  Miscellaneous                                                               4

  Reductions/repayments pursuant to expense limitation

    Investment management fees (waived) repaid                             (131)

    Expenses (reimbursed by) repaid to manager                              (94)

  Total expenses                                                            179

Net investment income (loss)                                              1,191

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                                 (2)

  Futures                                                                    12

  Written options                                                             4

  Net realized gain (loss)                                                   14

Change in net unrealized gain (loss)

  Securities                                                               (708)

  Written options                                                            (5)

  Other assets and liabilities
  denominated in foreign currencies                                          20

  Change in net unrealized gain (loss)                                     (693)

Net realized and unrealized gain (loss)                                    (679)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $      512
                                                                     ----------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)

                                                     Year            10/31/02
                                                    Ended             Through
                                                  5/31/04             5/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                 $    1,191          $      421

  Net realized gain (loss)                             14                   3

  Change in net unrealized gain (loss)               (693)                961

  Increase (decrease) in net assets
  from operations                                     512               1,385

Distributions to shareholders

  Net investment income                              (519)               (126)

  Net realized gain                                  (397)                (11)

  Decrease in net assets
  from distributions                                 (916)               (137)

Capital share transactions *

  Shares sold                                      51,867              30,310

  Distributions reinvested                            823                 129

  Shares redeemed                                 (21,207)             (7,362)

  Increase (decrease) in net
  assets from capital
  share transactions                               31,483              23,077

Net Assets

Increase (decrease) during period                  31,079              24,325

Beginning of period                                24,425                 100

End of period                                  $   55,504          $   24,425
                                               ---------------------------------

(Including undistributed net
investment income of ($5) at
5/31/04 and $2 at 5/31/03)

*Share information

  Shares sold                                       4,779               2,917

  Distributions reinvested                             76                  12

  Shares redeemed                                  (1,967)               (700)

  Increase (decrease)
  in shares outstanding                             2,888               2,229


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report                                            May 31, 2004

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on forward currency exchange contracts are included in other assets and other liabilities, respectively, and in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Forward Currency Exchange Contracts
During the year ended May 31, 2004, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts
During the year ended May 31, 2004, the fund was a party to futures contacts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options
Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Options are reflected in the accompanying Portfolio of Investments at market value. Transactions in options written and related premiums received during the year ended May 31, 2004, were as follows:

--------------------------------------------------------------------------------

                                                Number of
                                                Contracts            Premiums

Outstanding at beginning of period                   --       $          --

Written                                                20              14,000

Closed                                                (15)             (9,000)

Outstanding at end of period                            5     $         5,000
                                                --------------------------------

Other
Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $538,000 and $372,000, respectively, for the year ended May 31, 2004. Purchases and sales of U.S. government securities aggregated $38,083,000 and $8,902,000, respectively, for the year ended May 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2004 totaled $916,000 and were characterized as ordinary income for tax purposes. At May 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                          $      610,000

Unrealized depreciation                                                (357,000)

Net unrealized appreciation (depreciation)                              253,000

Undistributed ordinary income                                           555,000

Paid-in capital                                                      54,696,000

Net assets                                                       $   55,504,000
                                                                 --------------

For the year ended May 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the inflation adjustments on Treasury inflation-protected securities. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income                               $    (679,000)

Undistributed net realized gain                                         642,000

Paid-in capital                                                          37,000

At May 31, 2004, the cost of investments for federal income tax purposes was $55,132,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At May 31, 2004, the effective annual group fee rate was 0.32%.

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. Through September 30, 2008, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at May 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $340,000 remain subject to repayment by the fund through September 30, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $139,000 for the year ended May 31, 2004, of which $10,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 30, 2004, dividend income from the Reserve Funds totaled $1,000.

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of T. Rowe Price Inflation
Protected Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Inflation Protected Bond Fund, Inc. (the "Fund") at May 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
June 22, 2004

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

Tax Information (Unaudited) for the Tax Year Ended 5/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $421,000 from short-term capital gains

o $13,000 from long-term capital gains, all of which was subject to the 15% rate gains category.

Information on Proxy Voting
--------------------------------------------------------------------------------
A description of the policies and procedures that the T. Rowe Price Inflation Protected Bond Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-225-5132. It also appears in the fund's Statement of Additional Information (Form 485B), which can be found on the SEC's Web site, www.sec.gov.

T. Rowe Price Inflation Protected Bond Fund
--------------------------------------------------------------------------------
Certified Annual Report

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
2002

Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
2002

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2002

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific

F. Pierce Linaweaver
(1934)
2002

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2002

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Mary J. Miller, CFA
(1955)
2004
[37]

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James S. Riepe
(1943)
2002
[111]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.; Chairman of the Board, Inflation Protected Bond Fund

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Connice A. Bavely, CFA (1951)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen V. Booth, CPA (1961)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian J. Brennan, CFA (1964)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jennifer A. Callaghan (1969)
Assistant Vice President, Inflation Protected Bond Fund

Assistant Vice President, T. Rowe Price

Joseph A. Carrier (1960)
Treasurer, Inflation Protected Bond Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Roger L. Fiery III, CPA (1959)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Henry H. Hopkins (1942)
Vice President, Inflation Protected Bond Fund

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, PhD (1958)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)
Secretary, Inflation Protected Bond Fund

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Cheryl A. Mickel, CFA (1967)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Edmund M. Notzon III, PhD, CFA (1945)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Vernon A. Reid, Jr. (1954)
Vice President, Inflation Protected Bond Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Daniel O. Shackelford, CFA (1958)
President, Inflation Protected Bond Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $7,356                $9,056
     Audit-Related Fees                         670                    --
     Tax Fees                                 2,033                 2,438
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $819,000 and $671,000 respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.


By       /s/ James S. Riepe
         James S. Riepe
         Principal Executive Officer

Date     July 16, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         James S. Riepe
         Principal Executive Officer

Date     July 16, 2004


By       /s/ Joseph A. Carrier
         Joseph A. Carrier
         Principal Financial Officer

Date     July 16, 2004